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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): MAY 14, 1999


                                  SEPRACOR INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        0-19410                                          22-2536587
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


111 Locke Drive
MARLBOROUGH, MASSACHUSETTS                                            01757
----------------------------------------                            ----------
(Address of Principal Executive Offices)                            (Zip Code)


                                 (508) 481-6700
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         On May 14, 1999, Sepracor Inc. issued a press release announcing that Johnson & Johnson had elected not to exercise its option to co-promote norastemizole. Sepracor will continue to fund clinical development and marketing of the drug, which is currently in Phase III clinical trials. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         See Exhibit Index attached hereto.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 18,1999                        SEPRACOR INC.


                                          By: /S/ ROBERT F. SCUMACI
                                              ----------------------------------
                                                Robert F. Scumaci
                                                Senior Vice President, Finance
                                                and Administration



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------
 99.1                      Press Release dated May 14, 1999.